Common Stock	6 Months Ended
Jun. 30, 2011
Common Stock [Abstract]
Common Stock

13. Common Stock

Common stock consisted of the following (in thousands):

	December 31,
	2009	2010	June 30, 2011
			(unaudited)
Authorized
Common stock (par value $0.0001)	45,000	60,000	200,000

Issued
Common stock	11,209	11,432	47,122

Outstanding
Common stock	11,209	10,944	47,122

In May 2011, the Company completed its IPO in which the Company sold and issued 9,065,000 shares of common stock, including 634,565 shares issued pursuant to an option to purchase additional shares granted to the underwriters. The shares were sold by the underwriter at a price of $19.00 per share and the Company received proceeds of $160.2 million after deduction of underwriting discounts and commissions. The Company incurred offering costs of $2.9 million. Upon the closing of the IPO, all shares of redeemable convertible preferred stock outstanding automatically converted into 26,229,722 shares of common stock. In connection with the IPO, the Company increased the number of shares of common stock authorized for issuance from 60,000,000 shares to 200,000,000 shares (unaudited).

In November 2010, the Company issued 488,433 shares of Series C redeemable convertible preferred stock at a price of $7.78 per share. In connection with the issuance of the Series C redeemable convertible preferred stock, the Company increased the number of shares of common stock authorized for issuance from 45,000,000 shares to 60,000,000 shares. This transaction resulted in proceeds of $3.8 million, which the Company used to buy back 488,433 shares of common stock from certain employees at $7.78 per share. These shares were retired in January 2011.

In connection with the issuance of the Series B redeemable convertible preferred stock in July 2009, the Company increased the number of shares of common stock authorized for issuance from 30,000,000 shares to 45,000,000 shares.

In connection with the issuance of the Series A redeemable convertible preferred stock in August 2008, the Company entered into a common stock repurchase agreement with its founders. The Company issued 9,999,998 shares of common stock to the Company's founders in exchange for the assignment of intellectual property to the Company. The Company has the right to repurchase these shares of common stock upon the termination of a founder's service to the Company. The repurchase rights lapse over a four-year period, 25% on the first anniversary from the issuance date and thereafter ratably each month over the ensuing 36-month period. All of these shares were subject to repurchase at December 31, 2008. As of December 31, 2009, December 31, 2010 and June 30, 2011, 6,666,667, 4,166,666 and 2,916,666 (unaudited) of these shares were subject to repurchase, respectively. The value of common stock exchanged for the intellectual property was estimated to be $1.5 million based on the then-applicable common stock value of $0.145 per share. The assets received are recorded as intangible assets in the consolidated balance sheets and are being amortized over a four-year period.

In connection with the acquisition of certain patent assets in September and October 2008, the Company issued 999,916 shares of common stock as consideration. The value of common stock given for the patent assets was estimated to be $250,000 based on the then-applicable common stock value of $0.25 per share. The $250,000 was capitalized as part of the cost to acquire the patent assets.